UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 2, 2006

Date of Report (Date of Earliest Event Reported)

BENTLEY PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-10581	59-1513162
(Commission File Number)	(I.R.S. Employer Identification No.)

Bentley Park
2 Holland Way
Exeter, New Hampshire	03833
(Address of Principal Executive Offices)	(Zip Code)

(603) 658-6100

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

BENTLEY PHARMACEUTICALS, INC.

Item 2.02.         Results of Operations and Financial Condition.

On November 2, 2006, Bentley Pharmaceuticals, Inc. issued a press release announcing financial results for the three and nine months ended September 30, 2006.  A copy of the press release is furnished herewith as Exhibit 99.1.

Item 9.01.         Financial Statements and Exhibits.

(c)             Exhibits

99.1         Earnings press release for the three and nine months ended September 30, 2006 dated November 2, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 2, 2006	By:	/s/ Richard P. Lindsay
Richard P. Lindsay
Vice President and
Chief Financial Officer

BENTLEY PHARMACEUTICALS, INC.

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit
99.1	Earnings press release for the three and nine months ended September 30, 2006 dated November 2, 2006.